Exhibit 10.16

IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Loan Agreement

Party A (Lender) Shenzhen Bestman Precision Instrument Co., Ltd

ID number/tax number: [*]

Address: Floor 8, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

Party B (borrower) Shenzhen Ebitech Technology Co., Ltd

ID number/tax number: [*]

Address: 16-G, Nanyuan Maple Leaf Building, Nanshan Avenue, Nanshan street, Nanshan District, Shenzhen

On the basis of equality, voluntariness, equal value and compensation, Party A and Party B have reached the following consensus through friendly negotiation for both parties to abide by.

I. Usage of Loan

Due to the operation of the company, Party B urgently needs a capital turnover and borrows from Party A, which Party A agrees to lend.

II. The Loan Amount

Party B borrows from Party A the amount of RMB (in words) five hundred eighty-one thousand seventy Yuan one dime (in figures: ¥ 581,070.10) to the collection account designated by Party B.

III. Loan Term

The loan term is one year from July 1, 2020 (calculated from the date when Party A actually lends the loan, and Party B shall issue a receipt separately) to July 1, 2021.

IV. Repayment Method

Shall take the initiative to repay the arrears to Party A within the time specified in this agreement. Party A shall pay back all the money due to Party B upon receipt of this agreement.

V. Loan Interest

The loan interest is: none.

VI. Settlement of Contract Disputes

Any dispute arising from the performance of this contract shall be settled by both parties through friendly negotiation, or through mediation by a third party. If negotiation or mediation fails, a lawsuit may be brought to the people's court where Party B is located according to law.

VII. This contract shall come into force as of the date of signature of both parties. This contract is made in duplicate, one for each party. Have the same legal effect.

Signature of Party A: (affixed with corporate seal)

Signature of Party B: (affixed with corporate seal)

Signing date:       MM       DD       YY

Loan Agreement

Party A (Lender) Shenzhen Bestman Precision Instrument Co., Ltd.

Id number/tax number: [*]

Address: Floor 8, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

Party B (Borrower) Shenzhen Ebitech Technology Co., Ltd.

ID number/tax number: [*]

Address: 16-G, Maple Leaf Building, Nanyuan Park, Nanshan Avenue, Nanshan Street, Nanshan District, Shenzhen

On the basis of equality, voluntariness, equal value and compensation, Party A and Party B, through friendly negotiation, have reached the following consensus for both parties to abide by.

1. Purpose of The Loan

Because of the company's operation, Party B urgently needs a capital turnover and borrows money from Party A, and Party A agrees to lend it.

2. The Loan Amount

The loan amount of Party B from Party A is RMB (in words) two million two hundred and ninety-six thousand and seventy-two Yuan and six cents only (in figures: ￥ 2,296,072.06 Yuan).

Collection account designated by Party B.

3. The Loan Period

The loan period is one year, starting from March 31, 2020 (from the date when Party A actually lends money, Party B shall issue a receipt separately).

Until March 31, 2021.

4.The Repayment Method

Party B shall voluntarily repay the arrears to Party A within the time specified in this Agreement. After Party B has paid off all the funds stipulated in this Agreement when due, Party A will accept it.

Give the IOU to Party B after repayment.

5. Interest on Loans

The loan interest is: None.

6. Ways to Solve Contract Disputes

Disputes arising from the performance of this contract shall be settled through friendly negotiation between the parties concerned, and may also be mediated, negotiated or mediated by a third party.

If it fails, it may bring a lawsuit to the people's court where Party B is located according to law.

7. This contract shall come into force as of the date of signature by both parties. This contract is made in duplicate, one for each party. Have the same legal effect.

Party A (signature): (affixed with corporate seal)

Party B (signature): (affixed with corporate seal)

Date of signing the contract:     year     month     day